Deutsche Bank 2012 Airline Conference United Continental Holdings, Inc. September 6, 2012 Exhibit 99.1

Jeff Smisek President and Chief Executive Officer

Safe Harbor Statement
3 3
Certain statements included in this presentation are forward-looking and thus reflect our current expectations and beliefs with respect to certain current and future events and financial performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as
“expects,” “will,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook” and similar expressions are intended to identify forward-looking statements.  Additionally, forward-looking statements include statements which do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this presentation are based upon information available to us on the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: our ability to comply with the terms of our various financing arrangements; the costs and availability of financing; our ability to maintain adequate liquidity; our ability to execute our operational plans; our ability to control our costs, including realizing benefits from our resource optimization efforts, cost reduction initiatives and fleet replacement programs; our ability to utilize our net operating losses; our ability to attract and retain customers; demand for transportation in the markets in which we operate; an outbreak of a disease that affects travel demand or travel behavior; demand for travel and the impact that global economic conditions have on customer travel patterns; excessive taxation and the inability to offset future taxable income; general economic conditions
(including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); our ability to cost-effectively hedge against increases in the price of aircraft fuel; any potential realized or unrealized gains or losses related to fuel or currency hedging programs; the effects of any hostilities, act of war or terrorist attack; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; the costs and availability of aviation and other insurance; the costs associated with security measures and practices; industry consolidation or changes in airline alliances; competitive pressures on pricing and demand; our capacity decisions and the capacity decisions of our competitors; U.S. or foreign governmental legislation, regulation and other actions (including open skies agreements and environmental regulations); labor costs; our ability to maintain satisfactory labor relations and the results of the collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; weather conditions; the possibility that expected merger synergies will not be realized or will not be realized within the expected time period; and other risks and uncertainties set forth under Item 1A.,
Risk Factors of the Company’s Annual Report on Form 10-K, as well as other risks and uncertainties set forth from time to time in the reports we file with the SEC. Consequently, forward-looking statements should not be regarded as representations or warranties by us that such matters will be realized.

United is transforming
We are building a new airline
Broad, business-centric network
Capacity discipline and business flexibility
Creating economic value over the
business cycle
Investing in our people, customers,
product and technology

Strengthening the balance sheet

The world’s best network
Serving the most destinations of any global carrier
Hubs in the four largest U.S. cities
50 of the Fortune 100 companies headquartered in hubs
Note: Rankings for US carriers by ASMs as of 2011
Source: Earnings releases and SEC filings

Best Network for Business Customers

Driving strong revenue from business-centric network
1. Consolidated PRASM numbers for carriers other than UAL adjusted for length of haul versus UAL’s length of haul
Source: Earnings releases and SEC filings

TME 2Q 2012 PRASM
(in cents)
8.86
10.60
11.94
12.06
13.12
1

1. Source: Kiodex – Platts US Gulf Coast Jet
2. Source: Earnings releases and SEC filings; Excludes special, one-time items. See non-GAAP reconciliation in Appendix; Results prior to 4Q10 proforma
Pre-tax Earnings/(Loss) ($B)

$1.1
($2.3)
TME 2Q12 2008
Average Jet A ($/bbl)
TME 2Q12
$127.4
2008
$124.7
Generating solid earnings despite elevated fuel prices

Making steady progress in complex process of
integrating two airlines

Operating a safe, clean and
reliable airline
Delivering highlevel of customer
service
Investing in our onboard
product
Improving our reliability and
maintenance programs
Building our Working Together
culture
Focused on Getting
the Basics Right
Awarded single operating
certificate
Converted to single passenger
service system
Reached ratified CBAs with 7
labor groups and an
Agreement in Principle for a
joint CBA with pilots
Began aircraft redeployment
Made Many Substantive
Changes To Date

Setting the foundation for the future

Generating economic value
Giving co-workers the tools to do their job
Investing in products our customers value
Improving the efficiency of our fleet
Managing capacity for returns
Growing high margin businesses
Enhancing customer service

ROIC embedded in
business decisions
Fleet
Strategy
Network / Route
Analysis
Product
Investment
Balance
Sheet
Source: Earnings releases and SEC filings
Return on invested capital in excess of 10% over the
business cycle
Return on Invested Capital
(ROIC)
Lower
(-)
Higher
(+)
Economic
Value Added
UAL
2010, 2011
UAL
2007
UAL
2006-2009

Note: Rolling consolidated capacity for prior twelve months; industry includes AMR, DAL, LUV and LCC; capacity proforma for merged carriers
Source: Earnings releases and SEC filings
4Q09 4Q08 4Q07 4Q06 4Q10
Industry
ex-UAL
2Q12 4Q11
Maintaining capacity discipline is core to our long-term
success
(10%)
(5%)
0%
5%

Source: SEC filings and investor updates
1. Results prior to 4Q 2010 pro forma
2. Capacity guidance from UAL form 8-K filed September 5, 2012
Further reducing 2012 capacity in response to economic
outlook
Consolidated Capacity Trend
Year-over-Year % Change in ASMs
2010
2011
(0.2%)
(1.75%)
2012E
(0.75%)
1.1%
Expect to reduce FY 2013 consolidated capacity year-over-year

1
2

Serving customers as a single airline Loyalty program: MileagePlus Customer service procedures Website: united.com Passenger service system Operating certificate Single 13

SHARES
LNBJMW
1. 1BAR
4. 1BAR
1 UA 47
P LAX/OU
P SFO/OU
P DEN/OU
2 UA 36
P SFO/OU
3 UA 25
P DEN/OU
Premier Gold
STAR ALLIANCE GOLD
PNR CXTRZQ
LEID: D12478 | December 02, 2012 12:43pm
Reassign printers | Help
Check In
Flight Info
Reaccom.
Flight Options
Quick Hits
1:28:32
TIME UNTIL DEPARTURE
OVERVIEW
CUSTOMER INFO
BAGS
SEATS
UPGRADES
Check In Itinerary
United BusinessFirst
VIEW PNR
Add bag interline connection
ORD > ATL
1. UA 1220MM 11 Jun ORD-RIC HK On Time Gate: F12 ETD: 10:30p ETA: 11:50p
2. UA 520A 11 Jun RIC-CHA SB On Time Gate: D32 ETD: 1:15p ETA: 2:30p
3. UA 4432MM 11 Jun CHA-ATL HK On Time Gate: E4 ETD: 3:45p ETA: 4:45p
Select / Deselect All
Expand / Collapse All
BARRETT, KATE
S
!
SEATS | 13A w; 26A w;
See all seats
ADD'L BAGS
0
GOLD *G
BARRETT, JOHN
SEATS | 13B a; 26B a;
See all seats
ADD'L BAGS
0
ENTER FF#
BARRETT, SUZY
!
SEATS | 14B w; 27A w;
See all seats
ADD'L BAGS
0
ENTER FF#
BARRETT, BOB
SEATS | 14A w; 27B a;
See all seats
ADD'L BAGS
0
ENTER FF#
Total Amount Due
$
100.00
U.S. DOLLARS
UA BAGGAGE FEES
4 Customers Selected
COLLECT FEES & CHECK IN
Flight Options
Economy Plus
3 seats starting at $49
CHANGE SEATS
United First
1 seats starting at $99
CHANGE SEATS

Giving co-workers the tools to do their jobs 14 Native SHARES New Interface for SHARES

15 Getting the basics right Working Together culture Direct, open & honest communication Dignity & respect We are a customer service business

Investing in our product and technology at our airports Global Services New United Club in ORD T-2 Mobile App 16

Improving our customers’ onboard experience 17 International Flat-Bed Seats Global Satellite Wi-Fi Boeing Sky Interior

Launching game-changing aircraft 18

MileagePlus
UNITED

UNITED
CHASE
MileagePlus Explorer
VISA
SIGNATURE
UNITED
CHASE
MileagePlus Club
D. BARRETT
VISA
SIGNATURE

Growing high margin components of our business

90 million members worldwide
100+ partnerships to earn
Unmatched redemption opportunities
Up to 5 more inches of space in coach
Ancillary Revenue
Economy Plus
Value-add products & services
Dynamic pricing
Improved CRM targeting

Building our foundation for the future
Broad, business-centric network
Capacity discipline and business flexibility
Creating economic value over the
business cycle
Investing in our people, customers,
product and technology

Strengthening the balance sheet

Appendix: Non-GAAP Financial Reconciliation
($ millions) S-UA S-CO UCH UCH
Pre-tax Margin
Earnings / (Loss)  Before Income Taxes ($5,427) ($695) ($6,122) $407
Add: Special Items 3,654 181 3,835 739
Adjusted Earnings / (Loss) Before Income Taxes (1,773) (514) (2,287) 1,146
Total Operating Revenue 20,194 15,241 35,435 $37,640
Adjusted Pre-tax Margin (8.8%) (3.4%) (6.5%) 3.0%
Note: Non-GAAP financial measures are presented because they provide management and investors with the ability to measure and monitor UAL’s performance using similar criteria on a consistent basis. UAL believes that adjusting for special items is useful to investors because they are non-recurring items not indicative of UAL’s on-going performance.
Special items relate to activities that are not central to UAL’s ongoing operations or are unusual in nature.
2008
2008
2008 TME 2Q12